UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2024

NOCTURNE ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

P.O. Box 25739

Santa Ana, CA 91799

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 953-0312

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001, and one right	MBTCU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	MBTC	The Nasdaq Stock Market LLC
Rights included as part of the Units	MBTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2024, Kashan Zaheer Piracha resigned from his position on the Board of Directors (the “Board”) of Nocturne Acquisition Corporation, a Cayman Islands exempted company (the “Company”), including his service on the Audit Committee of the Board (the “Audit Committee”) and his chairmanship and service on the Compensation Committee of the Board (the “Compensation Committee”). Mr. Piracha’s resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

On February 2, 2024, the Board appointed Haoyu (Liz) Lin, 35, to serve as the Company’s Chief Strategy Officer and to a directorship position on the Board. The Board further appointed current director Ka Lok Wong to replace Mr. Piracha as a member of the Audit Committee and Chairman of the Compensation Committee.

Ms. Lin has extensive experience with asset management and wealth management. Ms. Lin has served as Associate Director of Oneplatform Wealth Management Limited, owned by AGBA Group Holding Limited (Nasdaq: AGBA) since April 2022. She has also served as Associate Director of OnePlatform Asset Management Limited of the same group since October 2023. Since September 2011, Ms. Lin has served as Associate Director at Convoy Global Holding Ltd. She received her BA from Wuhan University, MA from Hong Kong Baptist University and MBA from Tsinghua University. The Board believes Ms. Lin is well qualified to serve as our director due to her extensive experience in the financial industry.

Ms. Lin is not party to any arrangement or understanding with any person pursuant to which she was appointed as Chief Strategy Officer or a director on the Board, nor is she party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. Ms. Lin is married to Chief Financial Officer and current director Ka Seng (Thomas) Ao.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCTURNE ACQUISITION CORPORATION

	By:	/s/ Henry Monzon
		Name:	Henry Monzon
		Title:	Chief Executive Officer and Director

Date: February 7, 2024

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